                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                           BF ENTERPRISES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              BF ENTERPRISES, INC.
                                  ------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 -------------

                                   TO BE HELD
                            WEDNESDAY, MAY 27, 1998
                                   9:30 A.M.

To the Stockholders:

    The annual meeting of stockholders of BF ENTERPRISES, INC. will be held at 9:30 a.m. on Wednesday, May 27, 1998, at the Wyndham Harbour Island Hotel, 725
S. Harbour Island Boulevard, Tampa, Florida. The meeting will be held for the following purposes:

        1. To elect five directors to hold office until the next annual meeting of stockholders or until their successors are elected. The present Board of Directors intends to nominate for election as directors: Brian P. Burns, Daniel S. Mason, Ralph T. McElvenny, Jr., Charles E.F. Millard and Paul Woodberry.

        2. To consider and act upon the Company's proposed 1997 Long-Term Incentive Plan.

        3. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

    Only stockholders of record at the close of business on April 6, 1998 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement of the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          CAROL L. YOUNG, SECRETARY

San Francisco, California
April 21, 1998

                                  --IMPORTANT--
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.
                         THANK YOU FOR ACTING PROMPTLY.

                              BF ENTERPRISES, INC.
                                  ------------

                                PROXY STATEMENT
                                 -------------

                                  INTRODUCTION

    The enclosed proxy is solicited on behalf of the present Board of Directors (sometimes referred to as the "Board") of BF Enterprises, Inc., a Delaware corporation (the "Company"), the principal executive offices of which are located at 100 Bush Street, Suite 1250, San Francisco, California 94104. The approximate date on which this proxy statement and the enclosed proxy are being mailed to the Company's stockholders is April 21, 1998. The proxy is solicited for use at the annual meeting of stockholders (the "Meeting") to be held at 9:30 a.m. on Wednesday, May 27, 1998, at the Wyndham Harbour Island Hotel, 725 S. Harbour Island Boulevard, Tampa, Florida.

    Only holders of record of the Company's $.10 par value common stock ("Common Stock") on April 6, 1998 will be entitled to vote at the Meeting and any adjournment or postponement of the Meeting. At the close of business on March 30, 1998, there were 3,654,893 shares of Common Stock outstanding. Each stockholder will be entitled to one vote per share of Common Stock held on each proposal considered at the Meeting. A majority of the outstanding shares of Common Stock will constitute a quorum at the Meeting. Shares of Common Stock held by persons who abstain from voting and broker "non-votes" will be counted in determining whether a quorum is present at the Meeting.

    A stockholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Meeting to the Secretary of the Company, by a duly executed proxy bearing a date later than the date of the proxy being revoked, or at the Meeting if the stockholder is present and elects to vote in person.

    The cost of soliciting proxies will be borne by the Company. Solicitations may be made by directors, officers or employees of the Company by telephone or personal interview as well as by mail. Solicitation by such persons will be made on a part-time basis, and no special compensation other than reimbursement of actual expenses incurred in connection with such solicitation will be paid.

    The Company meets the definition of a small business issuer under regulations promulgated by the Securities and Exchange Commission (the "SEC").

                                  PROPOSAL ONE
                      NOMINATION AND ELECTION OF DIRECTORS

NOMINEES OF THE PRESENT BOARD OF DIRECTORS

    The full Board of Directors, consisting of five directors, will be elected at the Meeting to hold office until the next annual meeting or until the directors' successors are elected. It is intended that the proxies will be voted for the election of the five nominees named below. All five of the nominees are presently directors of the Company. The present term of office of all directors will expire upon election of directors at the Meeting.

    The proxies cannot be voted for more than five persons. Should any nominee become unavailable to serve as a director for any reason, proxies will be voted for the balance of those named and such substitute nominee as may be selected by the Board. The Board does not expect any nominee to become unavailable. The affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Meeting and entitled to vote is necessary to elect each nominee. Proxies solicited by the Board will be voted "FOR" the election of the five nominees named below unless stockholders specify in their proxies to the contrary. Shares of Common Stock held by persons who abstain from voting and broker non-votes will not be voted for or against any of the nominees. Shares held by persons abstaining will be counted in determining whether a quorum is present for the purpose of voting for the election of directors, but broker non-votes will not be counted for this purpose.

    The following table lists the name and age of each person nominated by the Board for election as a director and all positions and offices with the Company held by the nominee.

                                                                         POSITION WITH THE COMPANY
                     NAME                            AGE                  IN ADDITION TO DIRECTOR
-----------------------------------------------      ---      -----------------------------------------------
Brian P. Burns.................................          61        Chairman of the Board, President and
                                                                          Chief Executive Officer

Daniel S. Mason................................          49

Ralph T. McElvenny, Jr.........................          56

Charles E.F. Millard...........................          65

Paul Woodberry.................................          70         Executive Vice President and Chief
                                                                             Financial Officer

    Messrs. Burns and Woodberry were first elected to office in May 1987. Messrs. McElvenny and Millard have served as directors of the Company since June 1987. Mr. Mason was elected a director on October 16, 1996.

    Mr. Burns has been Chairman of the Board of Directors and Chief Executive Officer of the Company since May 1987, and President since March 1988. He also is a director of Kendall-Jackson Winery and a director and Chairman of the Finance Committee of Digital Gene Technologies, Inc.

    Mr. Mason has been managing partner of the San Francisco law firm of Furth, Fahrner & Mason for more than the past five years.

    Mr. McElvenny has been Chairman of the Board of Directors and Chief Executive Officer of Golden Oil Company ("Golden"), a natural resources exploration and production company with principal offices in Houston and Tulsa, and predecessor companies for more than the past five years. He also served as Chief Executive Officer of Cobb Resources Corporation ("Cobb"), an oil and gas exploration and production company in which Golden is a substantial shareholder, from October 1990 until March 1992, when Cobb shareholders approved the sale of Cobb's oil and gas assets to Golden. For more than the past five years Mr. McElvenny also has been Chairman of the Board of Directors and Chief Executive Officer of USR Industries, Inc., a diversified holding company based in Houston.

    Mr. Millard has been managing partner of Millard/O'Reilly Enterprises, a Fairfield, Connecticut firm engaged in real estate, investments and consulting for more than the past five years. Mr. Millard also is President of Sanctuary Ventures, Ltd., a private real estate and investment firm.

    Mr. Woodberry has been Executive Vice President and Chief Financial Officer of the Company since May 1987, and served as Treasurer of the Company from May 1987 to May 1992. For more than the past five years, he has been a consultant to Alleghany Corporation, an asset management company based in New York, or certain of its subsidiaries, and has devoted a majority of his time to such activities. He is a director of Alleghany Corporation and certain subsidiaries of Alleghany Corporation, including World Minerals Inc., Underwriters Re Group, Inc. and Alleghany Properties, Inc.

THE BOARD AND COMMITTEES

    The Board of Directors has standing Audit, Compensation and Executive Committees. The Board currently has no standing nominating committee.

    The Audit Committee, currently composed of Messrs. McElvenny (Chairman) and Millard, met twice during 1997. In addition, members of the Audit Committee met from time to time with the Company's internal finance and accounting staff and with representatives of Arthur Andersen LLP, the Company's independent auditors. The function of the Audit Committee is to recommend to the full Board of Directors the firm to be retained by the Company as its independent auditors, to consult with the auditors with regard to the scope of audit practices and the plan of audit, the results of the audit and the audit report, and to confer with the auditors with regard to the adequacy of internal accounting controls.

    The Compensation Committee, currently composed of Messrs. Millard (Chairman) and McElvenny, met once during 1997. In addition, Mr. Millard, as Chairman, met from time to time with the Chairman of the Board to review and consider various compensation matters. The function of the Compensation Committee is to recommend to the full Board of Directors compensation arrangements for the Company's senior management and the adoption of any compensation plans in which officers and directors are eligible to participate, and to review and advise the full Board of Directors with respect to trends in management compensation.

    The Executive Committee, currently composed of Messrs. Burns (Chairman), McElvenny and Millard, did not meet during 1997. The Executive Committee has all of the powers of the Board of Directors, with certain specific exceptions required by Delaware law.

    The Board had four meetings during 1997. Each director attended at least 75% of the meetings of the Board and of the committees of the Board on which he served.

EXECUTIVE OFFICERS

    The executive officers of the Company are:

           NAME*                 AGE                                    OFFICE
---------------------------      ---      ------------------------------------------------------------------
Brian P. Burns.............          61   Chairman of the Board, President and Chief Executive Officer

Paul Woodberry.............          70   Executive Vice President and Chief Financial Officer

Stuart B. Aronoff..........          65   Senior Vice President--Operations and Assistant Secretary

S. Douglas Post............          57   Vice President and Treasurer

    Mr. Aronoff has been Senior Vice President--Operations and Assistant Secretary of the Company since May 1987.

    Mr. Post has been Vice President of the Company since July 1991 and Treasurer since March 1998.

* Throughout 1997, and until his untimely death on March 4, 1998, John M. Price served as the Company's Senior Vice President, General Counsel, Secretary and Treasurer.

    All of the executive officers serve at the pleasure of the Board of Directors, subject to the terms of employment agreements, if any, relating to certain of such officers; see "Compensation of Executive Officers and Directors--Employment Contract, Termination of Employment and Change in Control Arrangements" below.

                           BENEFICIAL STOCK OWNERSHIP

    The following table sets forth information as of March 30, 1998 concerning beneficial ownership of Common Stock, the Company's only class of equity securities currently outstanding, by (i) the only persons known to the Company to be beneficial owners of more than 5% of the outstanding Common Stock, (ii) all directors, (iii) the Chief Executive Officer and (iv) all directors and executive officers as a group.

                                                                                       SHARES OF
                                                                                      COMMON STOCK       PERCENT OF
                                    NAME OF                                           BENEFICIALLY         COMMON
                                BENEFICIAL OWNER                                        OWNED(1)            STOCK
--------------------------------------------------------------------------------  --------------------  -------------
Brian P. Burns..................................................................         1,809,338(2)          45.3%(2)
  100 Bush Street
  San Francisco, CA 94104

Frederick P. Furth .............................................................           690,000(3)          18.9%(3)
  201 Sansome Street
  San Francisco, CA 94104

Jeffrey T. and Karen T. Nebel ..................................................           233,050              6.4%
  2055 94th Ave., N.E.
  Bellevue, WA 98004

J. Stephen Schaub ..............................................................           202,604(4)           5.5%(4)
  9 North Post-Suite 241
  Spokane, WA 99201

Thomas Nebel ...................................................................           200,040(5)           5.5%(5)
  1710 Bellevue Way, N.E.
  Bellevue, WA 98004

Daniel S. Mason.................................................................             3,250(6)         *

Ralph T. McElvenny, Jr..........................................................            10,000(7)         *

Charles E.F. Millard............................................................            24,100(7)(8)       *

Paul Woodberry..................................................................           190,588(9)           5.1%(9)

All directors and executive officers as a group
  (8 persons)(2)(6)(7)(8)(9)(10)................................................         2,437,915             56.0%

------------------------

* Less than 1%

(1) Named persons have sole voting and investment power, except as otherwise indicated.

(2) Includes 342,000 shares subject to presently exercisable options. Also includes 678,200 shares owned by Frederick P. Furth, as to which Mr. Burns holds an irrevocable proxy until May 31, 2001 and as to which Mr. Burns disclaims beneficial ownership. Excludes all shares now or hereafter owned by Messrs. Thomas Nebel, Paul Woodberry, Stuart Aronoff, Douglas Post and the estate of John Price and five others as to which shares Mr. Burns has rights of first refusal with respect to future sales. An aggregate of at least 470,097 of the outstanding shares of Common Stock currently are subject to these rights.

(3) Includes 11,800 shares owned by the Furth Foundation, a charitable foundation of which Mr. Furth is Chairman of the Board of Directors, as to which shares Mr. Furth has shared voting and dispositive powers. Mr. Furth has granted Mr. Burns an irrevocable proxy to vote all his shares (excluding shares held by the Furth Foundation) during the period ending May 31, 2001.

(4) Includes 10,611 shares as to which Mr. Schaub disclaims beneficial ownership and 18,100 shares as to which Mr. Schaub has shared voting and dispositive powers.

(5) Includes 50,528 shares as to which Mr. Nebel has shared voting and dispositive powers with his wife.

(6) Includes (i) 2,000 shares as to which Mr. Mason has shared voting and dispositive powers with his wife, and (ii) 1,250 shares subject to presently exercisable options.

(7) Includes 8,000 shares subject to presently exercisable options.

(8) Includes 1,400 shares held in a deferred compensation account by a company of which Mr. Millard was formerly Chairman of the Board of Directors and Chief Executive Officer, as to which shares Mr. Millard disclaims present beneficial ownership.

(9) Consists of (i) 108,088 shares owned by a trust of which Mr. Woodberry and his wife are co-trustees, in which capacities Mr. and Mrs. Woodberry share voting and investment power with respect to all such shares, and (ii) 82,500 shares subject to presently exercisable options.

(10) Includes (i) 259,000 shares subject to presently exercisable options, in addition to those described in the foregoing footnotes, held by two executive officers and the estate of John M. Price and (ii) 87,170 shares owned by a trust of which one of those officers and his wife are co-trustees, in which capacity they share voting and investment power with respect to all of such shares, and 700 shares owned by the wife of that officer, as to which shares the officer disclaims beneficial ownership.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    The following table sets forth the total compensation that the Company paid or accrued to its Chief Executive Officer, Brian P. Burns, during fiscal years 1995, 1996 and 1997. No other executive officer of the Company received salary and bonus in excess of $100,000 for services rendered in all capacities to the Company during 1997.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM COMPENSATION
                                                                    ----------------------------------------
                                            ANNUAL COMPENSATION              AWARDS               PAYOUTS
                                         -------------------------  -------------------------  -------------
                                                           OTHER                  SECURITIES                     ALL
                                                           ANNUAL    RESTRICTED   UNDERLYING                    OTHER
                                                          COMPEN-      STOCK       OPTIONS/        LTIP        COMPEN-
                                          SALARY   BONUS   SATION      AWARDS        SARS         PAYOUTS      SATION
NAME AND PRINCIPAL POSITION        YEAR    ($)      ($)     ($)         ($)           (#)           ($)        ($)(1)
---------------------------------  ----  --------  -----  --------  ------------  -----------  -------------  ---------
Brian P. Burns                     1997  $269,167   --      --           --           40,000        --        $  16,000
 Chairman of the Board,            1996   240,000   --      --           --           39,000        --           15,000
 President and Chief               1995   180,000   --      --      $   63,750(2)     39,000        --           15,000
 Executive Officer

------------------------------

(1) Amounts accrued in 1997, 1996, and 1995 and paid in 1998, 1997 and 1996, respectively, on behalf of Mr. Burns as fully vested contributions to the Company's Profit Sharing Plan, a defined contribution plan.

(2) The value, on the date of grant, January 3, 1995, of 15,000 shares of restricted stock granted Mr. Burns, pursuant to the Company's 1993 Long-Term Equity Incentive Plan, all of which shares became vested six months following the grant. These shares had a value on December 31, 1997 (based on the closing bid price for the Common Stock on that date) of $123,750, and will receive any dividends payable on Common Stock which may be declared in the future.

OPTION GRANT DURING 1997; VALUE OF OPTIONS AT YEAR-END

    The following table sets forth certain information covering the grant of options to the Company's Chief Executive Officer, Mr. Burns, during the fiscal year ended December 31, 1997, and unexercised options held by Mr. Burns as of that date. Mr. Burns did not exercise any options during fiscal year 1997.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                           INDIVIDUAL GRANTS
                                       NUMBER OF       -------------------------
                                      SECURITIES        % OF TOTAL OPTIONS/SARS    EXERCISE OR
                                  UNDERLYING OPTIONS/   GRANTED TO EMPLOYEES IN    BASE PRICE
              NAME                 SARS GRANTED (#)           FISCAL YEAR            ($/SH)        EXPIRATION DATE
--------------------------------  -------------------  -------------------------  -------------  --------------------
Brian P. Burns                            40,000(1)                 41.7%           $    8.25        December 8, 2007

------------------------------

(1) Non-qualified stock option to purchase Common Stock issued, subject to stockholder approval at the 1998 Annual Meeting of Stockholders of the Company's proposed 1997 Long-Term Incentive Plan, on December 9, 1997, granted at 100% of fair market value on that date, and exercisable in whole or in part at any time prior to the expiration date of the option or its earlier termination in accordance with that plan. The exercise price, and any related income tax withholding obligations, may be satisfied by delivery of cash, secured recourse promissory note, Common Stock owned by Mr. Burns for at least six months, or any combination thereof.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                      NUMBER OF SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                                          UNEXERCISED OPTIONS/SARS         IN-THE-MONEY OPTIONS/SARS
                                           AT FISCAL YEAR-END(#)             AT FISCAL YEAR-END($)
                                      --------------------------------  -------------------------------
                NAME                  EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
------------------------------------  -----------  -------------------  ------------  -----------------
Brian P. Burns                           342,000                0       $  1,472,500            n/a

EMPLOYMENT CONTRACT, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
  ARRANGEMENTS

    Brian P. Burns, Chairman of the Board, President and Chief Executive Officer, has an employment agreement with the Company terminating December 31, 2002, pursuant to which Mr. Burns receives an annual salary of $275,000, effective March 1, 1997. Under his employment agreement, Mr. Burns also is eligible to receive an annual cash bonus not exceeding his base salary, although he did not receive a cash bonus for 1995, 1996 or 1997. The amount of any bonus is determined by the Board of Directors in its sole discretion. In the event Mr. Burns's employment is terminated involuntarily other than for cause, or voluntarily within thirty days following a change in control of the Company, Mr. Burns will be paid, at his election, either (i) his salary, at the rate in effect on the date of termination, plus an equal amount annually in lieu of a bonus, through the stated expiration date of his agreement, or (ii) the present value of such payments, subject in either case to the limitation that Mr. Burns will not receive any amount that would not be deductible by the Company under applicable provisions of the Internal Revenue Code of 1986, as amended.

COMPENSATION OF DIRECTORS

    Each director of the Company who is not also an employee of the Company receives an annual fee of $10,000 for services as a director and $750 for each board meeting attended. Outside directors also receive annual fees of $2,500 as chairman and $1,500 as a member of the Executive, Audit and Compensation Committees. Directors receive reimbursement for travel and other expenses directly related to activities as directors, and outside directors receive an additional $500 for each board meeting they attend which is held more than three hours' air travel from their residences.

    The Company's 1994 Stock Option Plan for Outside Directors (the "Outside Directors' Plan"), which was approved by the Company's stockholders on May 5, 1994, provides for the periodic, automatic granting of non-qualified stock options to non-employee directors of the Company (currently Messrs. Mason, McElvenny and Millard) on the date each person is elected or appointed a director (or, for Messrs. McElvenny and Millard, on May 5, 1994) and thereafter on the date of each annual meeting of stockholders at which he or she, having served at least one year as a non-employee director, is re-elected a director. The initial grant is a non-qualified option for the purchase of 5,000 shares of Common Stock. At each subsequent annual meeting of stockholders, an eligible non-employee director will receive a non-qualified option for the purchase of 2,000 shares of Common Stock. All options granted under the Outside Directors' Plan have an exercise price equal to the fair market value of Common Stock on the grant date, have a term of ten years and one day and vest at the rate of 25% per year for each of the first four years, except that upon the death, disability or retirement of a non-employee director, or upon a director's failure to win reelection after nomination at the recommendation of the Board of Directors, or upon a change of control (as defined in the Outside Directors'
Plan), all options vest automatically and immediately. All options held by a director terminate on the date that such individual ceases to be a director, provided that all options vested and exercisable on that date may be exercised for a period of up to one year following termination or, in the case of termination by reason of death, disability, retirement or failure to win reelection, as described above, for a period of three years. A total of 100,000 shares of Common Stock has been authorized for issuance under the Outside Directors' Plan. Messrs. McElvenny and Millard, were each granted an option for the purchase of 2,000 shares of Common Stock, pursuant to the Outside Directors' Plan, on May 14, 1997 (the date of the 1997 Annual Meeting of Stockholders), with an exercise price of $9.00 per share, the fair market value of a share of Common Stock on that date. Mr. Mason was granted an option for the purchase of 5,000 shares of Common Stock, pursuant to the Outside Directors' Plan, on October 16, 1996 (the date of his election to the Board), with an exercise price of $6.25 per share, the fair market value of a share of Common Stock on that date.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company has retained the law firm of Furth, Fahrner & Mason, of which Mr. Mason is managing partner, to represent the Company with reference to certain matters during 1996, 1997, and 1998.

                                  PROPOSAL TWO
                 APPROVAL OF THE 1997 LONG-TERM INCENTIVE PLAN

BACKGROUND

    The Company's 1993 Long-Term Equity Incentive Plan (the "1993 Plan") was adopted by the Board of Directors of the Company on February 13, 1993 and approved by the stockholders on June 24, 1993. As of December 1, 1997, options for 418,500 shares were outstanding under the 1993 Plan, 41,000 shares had been issued pursuant to stock option exercises or stock purchase grants under the 1993 Plan, and 40,500 shares remained available for future grants under the 1993 Plan. On December 9, 1997, the Compensation Committee of the Board of Directors (the "Compensation Committee") desired to award options for 96,000 shares of the Company's common stock ("Common Stock") to employees and officers of the Company. The Compensation Committee awarded options to purchase 40,500 shares of Common Stock under the 1993 Plan, leaving no shares available for grants under the 1993 Plan, and, subject to stockholder approval of the Plan, granted options under the Plan to purchase 55,500 shares of Common Stock to three executive officers of the Company. Therefore, on December 10, 1997, the Board of Directors unanimously adopted the 1997 Long-Term Incentive Plan of BF Enterprises, Inc. (the "Plan"), and reserved 560,000 shares of the Company's Common Stock for issuance thereunder. The Plan is summarized below.

    The Board proposes the Plan principally to provide a continuing benefit program for attracting and retaining employees, officers, and consultants important to the future of the Company. The Board believes that incentive programs, such as those available under the Plan, are commonly employed by many companies as an important element of a total compensation program.

GENERAL

    The purposes of the Plan are to provide an additional incentive for employees, officers, and consultants to further the growth, development, and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success, and to enable the Company to obtain and retain the services of employees and consultants considered essential to the long-range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company. Historically, the Company has utilized its ability to grant options and other awards under its employee benefit plans as an important element of its total compensation package for officers and other employees of the Company, often doing so in lieu of implementing salary increases and/or annual cash bonuses. While the Company currently anticipates continuing the use of option grants and other awards under the Plan, subject to stockholder approval of the Plan, the Company may at any time in the future or from time to time elect to implement salary increases or to grant annual cash bonuses. The Plan is designed to permit the Company to provide several different forms of benefits to meet competitive conditions and the particular circumstances of individuals who may be eligible to receive benefits under the Plan. To accomplish these purposes, the Plan authorizes the grant of several different forms of benefits including non-qualified stock options, incentive stock options, restricted stock awards, performance awards, deferred stock awards, stock payments, and stock appreciation rights.

    The following summary of certain provisions of the Plan is qualified in its entirety by reference to the copy of the Plan set forth in Exhibit A to this proxy statement.

ADMINISTRATION

    The Plan provides that grants of options, awards and/or rights and other determinations under the Plan shall be made by the Compensation Committee or such other committee (the "Committee") constituted to satisfy the applicable requirement of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 162(m) of the Code. The Committee has the exclusive authority to grant options, awards and/or rights and otherwise administer the Plan, except that the Committee may delegate its authority to the extent consistent with applicable law and Securities and Exchange Commission ("SEC") rules.

ELIGIBILITY

    Officers and other employees of the Company and its subsidiaries, and (except as to incentive stock options) consultants to the Company and its subsidiaries, selected by the Committee will be eligible to receive options, awards and/or rights under the Plan.

    The maximum number of shares which may be subject to options or stock appreciation rights granted under the Plan to any one participant, in aggregate, in any calendar year, cannot exceed 200,000 shares. There is no maximum number of persons eligible to receive options, awards, and/or rights under the Plan. The Plan provides that the aggregate fair market value (determined as of the time the option is granted) of the common shares with respect to which incentive stock options may become exercisable for the first time by any individual during any calendar year may not exceed $100,000.

ADJUSTMENTS

    The Plan provides for adjustment, at the discretion of the Committee, in the number of shares reserved, the shares covered by each outstanding option, award, and/or right, the vesting period, and other matters, in the event of a stock dividend or stock split and for continuation of any option, award, and/or right and other equitable adjustment in the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction (as defined in the Plan)), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event.

STOCK OPTIONS

    The Plan provides that either incentive stock options or nonstatutory stock options may be granted to employees (including officers and directors) of the Company or any of its subsidiaries. In addition, the Plan provides that nonstatutory stock options may be granted to consultants of the Company or any of its subsidiaries. The Committee selects the optionees and determines the number of shares to be subject to each option. In making such determination, a number of factors are taken into account, including the duties and responsibilities of the optionee, the value of the optionee's services to the Company, the optionee's present and potential contribution to the success of the Company, and other relevant factors.

    On December 9, 1997, the Compensation Committee awarded options to purchase 40,500 shares of Common Stock under the 1993 Plan, leaving no shares available for grants under the 1993 Plan, and, subject to stockholder approval of the Plan, granted options under the Plan to purchase 55,500 shares of Common Stock to three executive officers of the Company, as follows: Brian P. Burns, Chairman and Chief Executive Officer, 40,000 shares; Paul Woodberry, Executive Vice President and Chief Financial Officer, 15,000 shares; and Stuart B. Aronoff, Senior Vice President--Operations, 500 shares. Mr. Aronoff was also granted options for 9,500 shares under the 1993 Plan by the Compensation Committee on December 9, 1997. Mr. Burns and Mr. Woodberry were not granted any options in 1997 under the 1993 Plan.

    The price per share of the Common Stock subject to each option shall be set by the Committee. However, the Plan provides that the purchase price of the Common Stock subject to any incentive stock option, and any non-qualified stock option intended to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, shall be at least 100 percent of the fair market value of the common shares at the time the option is granted. The Committee may provide for the payment of the purchase price in cash, by delivery of other common shares of the Company having a market value equal to the purchase price of such shares, or by any other method, such as delivery of promissory notes.

    The Committee may add conditions and limitations to any option granted to any participant who is subject to Section 16 of the Exchange Act or to any feature of such option as the Committee deems necessary or desirable to comply with such Section and the rules thereunder, or to obtain an exemption therefrom.

STOCK APPRECIATION RIGHTS

    A stock appreciation right may be awarded either (i) with respect to Common Stock subject to an option held by an optionee, or (ii) without reference to an option. If an option is an incentive stock option, a stock appreciation right granted with respect to such option may be granted only at the time of grant of the related incentive stock option, but if the option is a non-qualified stock option, the stock appreciation right may be granted either simultaneously with the grant of the related non-qualified stock option or at any time during the term of such related non-qualified stock option. The Committee, in its discretion, may determine whether a stock appreciation right is to qualify as performance-based compensation as described in section 162(m)(4)(c) of the Code.

    A stock appreciation right shall be exercisable at such times and in whole or in part, each as determined by the Committee. If a stock appreciation right is granted with respect to an option, the stock appreciation right shall be exercisable only when and to the extent the related option is exercisable. If a stock appreciation right is unrelated to an option, it is generally exercisable only while the grantee is an employee or consultant; provided, that the Committee may determine that a stock appreciation right may be exercised subsequent to termination of employment or termination of consultancy without cause, following a Change in Control (as defined in the Plan), or because of the grantee's retirement, death or disability, or otherwise. A stock appreciation right granted to a participant who is subject to Section 16 of the Exchange Act may be exercised only after six months and one day from its grant date (unless such exercise would not affect the exemption under Rule 16b-3 under the Exchange
Act). A stock appreciation right shall be exercisable upon such additional terms and conditions as may be prescribed by the Committee in its sole discretion, but in no event shall it be exercisable after the expiration of the related stock option.

    Upon the exercise of a stock appreciation right, the grantee shall be entitled to receive payment in Common Stock, cash, or a combination of cash and Common Stock, as determined by the Committee, which in the aggregate shall have a value equal to that computed by dividing (A) an amount (the "Stock Appreciation Right Spread"), rounded to the nearest whole dollar, equal to the product computed by multiplying (x) the excess of (1) the fair market value on the date the stock appreciation right is exercised, over (2) the exercise price per share of Common Stock of the related option, or in the case of a stock appreciation right granted without reference to an option, such other price as the Committee establishes at the time the stock appreciation right is granted, by (y) the number of shares of Common Stock with respect to which a stock appreciation right is being exercised by (b) the fair market value on the date the stock appreciation right is exercised.

RESTRICTED STOCK AWARDS

    Restricted stock awards will consist of common shares issued to participants, as additional compensation for their services to the Company or one of its subsidiaries. Restricted stock awards shall be subject to such terms and conditions as the Committee determines are appropriate, including without limitation, restrictions on the sale or other disposition of such shares and rights of the Company to reacquire such shares upon termination of the participant's employment within specified periods. Subject to such other restrictions as are imposed by the Committee, the common shares covered by a restricted stock award granted to a participant who is subject to Section 16 of the Exchange Act may be sold or otherwise disposed of only after six months and one day from the grant date of the award (unless such sale would not affect the exemption under Rule 3 under the Exchange Act).

    The Committee shall provide in the terms of each individual restricted stock agreement that the Company shall have the right to repurchase from the restricted stockholder the restricted stock then subject to restrictions under the restricted stock agreement immediately upon a termination of employment or, if applicable, upon a termination of consultancy between the restricted stockholder and the Company, at a cash price per share equal to the price paid by the restricted stockholder for such restricted stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a termination of employment or termination of consultancy without cause, or following a Change in Control or because of the restricted stockholder's retirement, death or disability, or otherwise.

PERFORMANCE AWARDS, DEFERRED STOCK, AND STOCK PAYMENTS

    An employee or consultant selected by the Committee may be granted one or more performance awards. The Plan permits the grant of performance awards in the form of performance units or performance shares. Performance units consist of monetary awards and performance shares consist of common shares or awards denominated in common shares, which may be earned in whole or in part if the Company achieves certain goals established by the Committee over a designated period of time. Any employee or consultant selected by the Committee may be granted one or more performance awards.

    The value of such performance awards may be linked to the earnings per share, return on equity, return on assets, total shareholder return, net profits, or net operating income of the Company, or to the market value, book value, or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the earnings per share, return on equity, return on assets, total shareholder return, net profits, or net operating income of the Company, or upon the appreciation in the market value, book value, or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular employee or consultant. Partial achievement of goals may result in payment or vesting corresponding to the level of achievement. Payment of an award earned may be in cash or in common shares, or in a combination of both, and may be made when earned, or vested and deferred, as the Committee in its sole discretion determines.

    An employee or consultant selected by the Committee may receive stock payments and/or an award of deferred stock in the manner determined from time to time by the Committee. The number of shares, whether with respect to a stock payment or an award of deferred stock, shall be determined by the Committee and may be based upon or linked to the earnings per share, return on equity, return on assets, total shareholder return, net profits, or net operating income of the Company, or to the market value, book value, or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee.

    A performance award, award of deferred stock and/or stock payment is exercisable or payable only while the grantee is an employee or consultant; provided that the Committee may determine that the performance award, award of deferred stock and/or stock payment may be exercised or paid subsequent to termination of employment or termination of consultancy without cause, or following a Change in Control, or because of the grantee's retirement, death or disability, or otherwise.

NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS

    The options, awards, and rights granted or awarded under the Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order, or, when authorized by the Committee in its sole discretion, by gift of an option, subject to certain conditions, to the spouse, former spouse, child or other lineal descendent of the employee or to a trust, partnership, or other entity established for the sole benefit of or under the sole control of one or more of those family members, or any other transferee specifically approved by the Committee. During the lifetime of the optionee or grantee, only he or she may exercise an option or other award or right granted to him or her, unless it has been disposed of pursuant to a qualified domestic relations order or a transfer authorized by the Committee as noted in the preceding sentence.

AMENDMENTS AND TERMINATION

    The Plan is subject to amendment or termination by the Board of Directors or Committee without shareholder approval as deemed in the best interests of the Company. However, the Company shall obtain stockholder approval for any amendment to the Plan to increase the maximum number of shares of Common Stock reserved under the Plan and to the extent necessary to comply with Section 162(m) and Section 422 of the Code, or any similar rule or statute. No such action by the Board or stockholders may alter or impair any option or stock purchase right previously granted under the Plan without the written consent of the optionee. No options, awards, or rights may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any incentive stock options be granted after December 10, 2007.

FEDERAL INCOME TAX CONSEQUENCES

    Under existing law and regulations, the grant of non-qualified stock options or stock appreciation rights generally will not result in income taxable to the employee or director or provide a deduction to the Company upon their grant. However, the exercise of a non-qualified stock option or a stock appreciation right will generally result in ordinary income taxable to the holder, subject to income and employment tax withholding requirements. If appropriate income and employment tax withholding is made and certain other conditions are satisfied, the Company is generally entitled to a deduction equal in amount to the ordinary income recognized by the optionee at the time of exercise of a non-qualified option or stock appreciation right. At the time of the exercise of a non-qualified stock option, the amount so taxable and so deductible will be the excess of the fair market value as of the date of exercise of the shares purchased over their option price.

    Upon the exercise of a stock appreciation right, the participant will have ordinary income taxable to the holder in the amount of the cash and the fair market value as of the date of exercise of the shares received by the employee, on account of such exercise.

    Under the Code, no income is recognized by an optionee when an incentive stock option is granted or exercised. If the holder holds the shares received on exercise of an incentive stock option for at least two years from the date of grant and one year from date of exercise, any gain realized by the holder on the disposition of the stock will be accorded long-term capital gain treatment, and no deduction is allowed to the Company. If the holding period requirements are not satisfied, the employee will recognize ordinary income at the time of disposition equal to the lesser of (i) the gain realized on the disposition, or
(ii) the
difference between the option price and the fair market value of the shares on the date of exercise. Any additional gain on the disposition not reflected above will be long-term or short-term capital gain, depending upon the length of time the shares are held. The Company is entitled to an income tax deduction equal to the amount of any ordinary income recognized by the employee.

    An employee who is granted a restricted stock award will not be taxed upon the acquisition of such shares so long as the interest in such shares is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. Upon lapse or release of the restrictions, the recipient will be taxed at ordinary income tax rates on an amount equal to the current fair market value of the shares as of the date such restrictions lapse or are released. A recipient of a restricted stock award that is not subject to a substantial risk of forfeiture will recognize ordinary income at the time of grant in an amount equal to the fair market value of the shares as of the date of grant. The Company will be entitled to a corresponding deduction when a restricted stock award recipient recognizes taxable income on account of his or her restricted stock award. The basis of restricted shares held after lapse or termination of restrictions will be equal to their fair market value on the date of lapse or termination of restrictions, and upon subsequent disposition any further gain or loss will be long-term or short-term capital gain or loss, depending upon the length of time the shares are held.

    An employee may elect to be taxed at ordinary income tax rates on the full fair market value of the restricted shares at the time of transfer. If such an election is made, the basis of the shares so acquired will be equal to the fair market value at the time of transfer. If the election is not made, no tax will be payable upon the subsequent lapse or release of the restrictions, and any gain or loss upon disposition of the shares will be a capital gain or loss.

    A participant will realize ordinary income as a result of his or her receipt of performance awards at the time common shares are issued or cash is paid in an amount equal to the value of the shares delivered or the cash paid.

    The recipient of deferred stock will not have taxable income upon the grant of deferred stock, and the Company will not then be entitled to a deduction. In general, when deferred stock vests and shares of common stock are issued, the recipient will realize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the fair market value of the common stock on the date of issuance.

    A recipient of a stock payment will recognize ordinary income upon the distribution in an amount equal to the fair market value of the common stock received on the date of issuance, and the Company will have a deduction in the same amount.

    THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS, HOLDERS OF PERFORMANCE AWARDS, AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS, STOCK PURCHASE RIGHTS, AND PERFORMANCE AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES UPON AN OFFICER'S, EMPLOYEE'S, OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAW OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE OFFICER, EMPLOYEE, OR CONSULTANT MAY LIVE.

                               NEW PLAN BENEFITS
                         1997 LONG-TERM INCENTIVE PLAN

                                                                                            DOLLAR
                                                                                             VALUE      NUMBER OF
NAME AND POSITION                                                                           ($)(1)      UNITS(2)
----------------------------------------------------------------------------------------  -----------  -----------
Brian P. Burns,.........................................................................      330,000      40,000
  Chairman and Chief Executive Officer

--------------------------

(1) Calculated on the basis of the fair market value of the Common Stock ($8.25 per share) on the date of grant.

(2) Options for Common Shares granted December 10, 1997, subject to stockholder approval of the Plan, at an exercise price of $8.25 per share, 100% of fair market value on the date of grant.

VOTE REQUIRED

    The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting is required to approve the adoption of the Plan.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPANY'S 1997 LONG-TERM INCENTIVE PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP, independent public accountants, has acted as the Company's auditors since 1987, and the Board intends to reappoint Arthur Andersen LLP to audit the books, records and accounts of the Company for the year ending December 31, 1998. Representatives of that firm will be present at the Meeting with the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

                              ANNUAL REPORT TO SEC

    STOCKHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S FORM 10-KSB REPORT FOR THE YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, SHOULD ADDRESS A WRITTEN REQUEST TO:
SECRETARY, BF ENTERPRISES, INC., 100 BUSH STREET, SUITE 1250, SAN FRANCISCO, CA 94104. EXHIBITS TO THAT REPORT ARE AVAILABLE UPON WRITTEN REQUEST AND PAYMENT OF A REASONABLE FEE EQUAL TO THE COMPANY'S COSTS OF COPYING AND MAILING SUCH EXHIBITS.

                             STOCKHOLDER PROPOSALS

    To be considered for presentation at the 1999 Annual Meeting of Stockholders, a stockholder proposal must be received at the offices of the Company not later than January 27, 1999.

                                 OTHER MATTERS

    The proxy holders are authorized to vote, in their discretion, upon any other business that comes before the Meeting and any adjournment or postponement of the Meeting. The Board knows of no other matters which will be presented to the Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          CAROL L. YOUNG, SECRETARY

San Francisco, California
April 21, 1998

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, POST-PAID ENVELOPE.

                                   EXHIBIT 1
                         1997 LONG-TERM INCENTIVE PLAN
                                       OF
                              BF ENTERPRISES, INC.

    The Board of Directors of BF Enterprises, a Delaware corporation (the "Company") on December 10, 1997 adopted the Company's 1997 Long-Term Incentive Plan, subject to approval by the Company stockholders at the Company's 1998 Annual Meeting of Stockholders.

    The purposes of this Plan are as follows:

        (1) To provide an additional incentive for Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

        (2) To enable the Company to obtain and retain the services of Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I
                                  DEFINITIONS

    1.1 GENERAL. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

    1.2 AWARD LIMIT. "Award Limit" shall mean 200,000 shares of Common Stock, as may be adjusted in accordance with Section 10.3.

    1.3  BOARD.  "Board" shall mean the Board of Directors of the Company.

    1.4 CHANGE IN CONTROL. "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

        (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) that directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange
    Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

        (b) there is a change in the composition of the Board over a period of thirty- six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

    1.5  CODE.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

    1.6 COMMITTEE. "Committee" shall mean the Compensation Committee of the Board, or another committee of the Board, appointed as provided in Section 9.1.

    1.7 COMMON STOCK. "Common Stock" shall mean the common stock of the Company, par value $.10 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

    1.8 COMPANY. "Company" shall mean BF Enterprises, Inc., a Delaware corporation.

    1.9 CORPORATE TRANSACTION. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

        (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

        (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

        (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

    1.10 DEFERRED STOCK. "Deferred Stock" shall mean Common Stock awarded under Article VII of this Plan.

    1.11  DIRECTOR.  "Director" shall mean a member of the Board.

    1.12 EMPLOYEE. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

    1.13 EXCHANGE ACT. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    1.14 FAIR MARKET VALUE. "Fair Market Value" of a share of Common Stock as of any given date shall mean:

        (a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, the closing sales price for the Common Stock, as reported on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there is no sale for such date, then for the last preceding business day on which there was a sale), as reported in the Wall Street Journal or similar publication.

        (b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the mean between the high bid and low asked prices for the Common Stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

        (c) In the absence of an established market for the Common Stock, as determined in good faith by the Committee.

    1.15 GRANTEE. "Grantee" shall mean an Employee or consultant granted a Performance Award, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.

    1.16 INCENTIVE STOCK OPTION. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

    1.17 INDEPENDENT DIRECTOR. "Independent Director" shall mean a Director who is not an Employee.

    1.18 NON-QUALIFIED STOCK OPTION. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

    1.19 OPTION. "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; PROVIDED, HOWEVER, that Options granted to consultants shall be Non-Qualified Stock Options.

    1.20 OPTIONEE. "Optionee" shall mean an Employee or consultant granted an Option under this Plan.

    1.21 PERFORMANCE AWARD. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

    1.22 PLAN. "Plan" shall mean this 1997 Long-Term Incentive Plan of BF Enterprises, Inc.

    1.23 QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

    1.24 RESTRICTED STOCK. "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

    1.25 RESTRICTED STOCKHOLDER. "Restricted Stockholder" shall mean an Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.

    1.26 RULE 16B-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

    1.27 STOCK APPRECIATION RIGHT. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article VIII of this Plan.

    1.28 STOCK PAYMENT. "Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to an Employee or consultant in cash, awarded under Article VII of this Plan.

    1.29 SUBSIDIARY. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    1.30 TERMINATION OF CONSULTANCY. "Termination of Consultancy" shall mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

    1.31 TERMINATION OF EMPLOYMENT. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and
(iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; PROVIDED, HOWEVER, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II
                             SHARES SUBJECT TO PLAN

    2.1  SHARES SUBJECT TO PLAN.

        (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be Common Stock, initially shares of the Company's Common Stock, par value $.10 per share. The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed Five Hundred Sixty Thousand (560,000). The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

        (b) The maximum number of shares which may be subject to Options or Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by
    Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit. Furthermore, to the extent required by Section 162(m) of the Code, if, after grant of a Stock Appreciation Right, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock, the transaction is treated as a cancellation of the Stock Appreciation Right and a grant of a new Stock Appreciation Right and both the Stock Appreciation Right deemed to be canceled and the Stock Appreciation Right deemed to be granted are counted against the Award Limit.

    2.2 ADD-BACK OF OPTIONS AND OTHER RIGHTS. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of
Section 2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.5 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the Code.

                                  ARTICLE III
                              GRANTING OF OPTIONS

    3.1 ELIGIBILITY. Any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option.

    3.2 DISQUALIFICATION FOR STOCK OWNERSHIP. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

    3.3 QUALIFICATION OF INCENTIVE STOCK OPTIONS. No Incentive Stock Option shall be granted to any person who is not an Employee.

    3.4  GRANTING OF OPTIONS.

        (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

            (i) Select from among the Employees and consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

            (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees and consultants;

           (iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

            (iv) Determine the terms and conditions of such Options, consistent with this Plan; PROVIDED, HOWEVER, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

        (b) Upon the selection of an Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or

    Deferred Stock, Performance Awards, Stock Appreciation Rights, or Stock Payments or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

        (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

                                   ARTICLE IV
                                TERMS OF OPTIONS

    4.1 OPTION AGREEMENT. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation, as described in Section 162(m)(4)(C) of the Code, shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

    4.2 OPTION PRICE. The price per share of the shares subject to each Option shall be set by the Committee; PROVIDED, HOWEVER, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

    4.3 OPTION TERM. The term of an Option shall be set by the Committee in its discretion; PROVIDED, HOWEVER, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

    4.4  OPTION VESTING.

        (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; PROVIDED, HOWEVER, that, unless the Committee otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

        (b) No portion of an Option which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees or consultants either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

        (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this
    Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

                                   ARTICLE V
                              EXERCISE OF OPTIONS

    5.1 PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

    5.2 MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

        (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

        (b) Such representations and documents as the Committee in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

        (c) In the event that the Option shall be exercised pursuant to Section
    10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

        (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee may, in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised;
    (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs
    (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

    5.3 CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

        (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

        (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

        (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

        (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

        (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

    5.4 RIGHTS AS STOCKHOLDERS. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

    5.5 OWNERSHIP AND TRANSFER RESTRICTIONS. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require an Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI
                           AWARD OF RESTRICTED STOCK

    6.1  AWARD OF RESTRICTED STOCK.

        (a) The Committee may from time to time, in its absolute discretion:

            (i) Select from among the Employees and consultants (including Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

            (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

        (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; PROVIDED, HOWEVER, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

        (c) Upon the selection of an Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

    6.2 RESTRICTED STOCK AGREEMENT. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

    6.3 RIGHTS AS STOCKHOLDERS. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.6, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; PROVIDED, HOWEVER, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in
Section 6.4.

    6.4 RESTRICTIONS. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; PROVIDED, HOWEVER, that, unless the Committee otherwise provides in the terms of the Restricted Stock Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and PROVIDED, FURTHER, that by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company.

    6.5 REPURCHASE OF RESTRICTED STOCK. The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; PROVIDED, HOWEVER, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment or Termination of Consultancy without cause, or following a Change in Control or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

    6.6 ESCROW. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

    6.7 LEGEND. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                  ARTICLE VII
               PERFORMANCE AWARDS, DEFERRED STOCK, STOCK PAYMENTS

    7.1 PERFORMANCE AWARDS. Any Employee or consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the earnings per share, return on equity, return on assets, total shareholder return, net profits, or net operating income of the Company, or to the market value, book value, or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the earnings per share, return on equity, return on assets, total shareholder return, net profits, or net operating income of the Company, or upon the appreciation in the market value, book value, or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Employee or consultant.

    7.2 STOCK PAYMENTS. Any Employee or consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

    7.3 DEFERRED STOCK. Any Employee or consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

    7.4 PERFORMANCE AWARD AGREEMENT, DEFERRED STOCK AGREEMENT, STOCK PAYMENT AGREEMENT. Each Performance Award, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

    7.5 TERM. The term of a Performance Award, award of Deferred Stock and/or Stock Payment shall be set by the Committee, in its discretion, but shall not exceed ten years.

    7.6 EXERCISE UPON TERMINATION OF EMPLOYMENT. A Performance Award, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the Performance Award, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control, or because of the Grantee's retirement, death or disability, or otherwise.

    7.7  PAYMENT ON EXERCISE.  Payment of the amount determined under Section
7.1 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.3.

                                  ARTICLE VIII
                           STOCK APPRECIATION RIGHTS

    8.1 RELATIONSHIP TO OPTIONS: NO PAYMENT BY PARTICIPANT. A Stock Appreciation Right may be awarded either (i) with respect to Common Stock subject to an Option held by an Optionee, or (ii) without reference to an Option. If an Option is an Incentive Stock Option, a Stock Appreciation Right granted with respect to such Option may be granted only at the time of grant of the related Incentive Stock Option, but if the Option is a Non-Qualified Stock Option, the Stock Appreciation Right may be granted either simultaneously with the grant of the related Non-Qualified Stock Option or at any time during the term of such related Non-Qualified Stock Option. The Committee, in its discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. No consideration shall be paid by a participant with respect to a Stock Appreciation Right.

    8.2 WHEN EXERCISABLE. A Stock Appreciation Right shall be exercisable at such times and in whole or in part, each as determined by the Committee. If a Stock Appreciation Right is granted with respect to an Option, the Stock Appreciation Right shall be exercisable only when and to the extent the related Option is exercisable. If a Stock Appreciation Right is unrelated to an Option, it is exercisable only while the Grantee is an Employee or consultant; PROVIDED, that the Committee may determine that the Stock Appreciation Right may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control, or because of the Grantee's retirement, death or disability, or otherwise.

    8.3 EFFECT ON RELATED RIGHT; TERMINATION OF STOCK APPRECIATION RIGHT. If a Stock Appreciation Right granted with respect to an Option is exercised, the Option shall cease to be exercisable and shall be canceled to the extent of the number of shares with respect to which the Stock Appreciation Right was exercised. Upon the exercise or termination of an Option, related Stock Appreciation Rights shall terminate to the extent of the number of shares as to which the Option was exercised or terminated, except that, unless otherwise determined by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Option shall not be reduced until the number of shares covered by exercise or termination of the related Option exceeds the number of shares not covered by the Stock Appreciation Right. A Stock Appreciation Right granted independently from an Option shall terminate and shall be no longer exercisable at the time determined by the Committee at the time of grant, but not later than 10 years from the date of grant. Upon Termination of Employment or Termination of Consultancy, as the case may be, a Stock Appreciation Right granted with respect to an Option shall be exercisable only to the extent to which the Option is then exercisable.

    8.4 FORM OF PAYMENT UPON EXERCISE. Despite any attempt by an Employee or consultant to elect payment in a particular form upon exercise of a Stock Appreciation Right, the Committee, in its discretion, may elect to cause the Company to pay cash, Common Stock, or a combination of cash and Common Stock upon exercise of the Stock Appreciation Right.

    8.5 AMOUNT OF PAYMENT UPON EXERCISE. Upon the exercise of a Stock Appreciation Right, the Grantee shall be entitled to receive one of the following payments, as determined by the Committee under Section 8.4:

        (a) COMMON STOCK. That number of whole shares of Common Stock equal to the number computed by dividing (i) an amount (the "Stock Appreciation Right Spread"), rounded to the nearest whole dollar, equal to the product computed by multiplying (x) the excess of (1) the Fair Market Value on the date the Stock Appreciation Right is exercised, over (2) the exercise price per share of Common Stock of the related Option, or in the case of a Stock Appreciation Right granted without reference to an Option, such other price as the Committee establishes at the time the Stock Appreciation Right is granted, by (y) the number of shares of Common Stock with respect to which a Stock Appreciation Right is being exercised by (ii) the Fair Market Value on the date the Stock Appreciation Right is exercised; plus, if the foregoing calculation yields a fractional share, an amount of cash equal to the applicable Fair Market Value multiplied by such fraction (such payment to be the difference of the fractional share); or

        (b) CASH. An amount in cash equal to the Stock Appreciation Right Spread; or

        (c) CASH AND COMMON STOCK. A combination of cash and Common Stock, the combined value of which shall equal the Stock Appreciation Right Spread.

                                   ARTICLE IX
                                 ADMINISTRATION

    9.1 COMPENSATION COMMITTEE. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

    9.2 DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 242 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

    9.3 MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

                                   ARTICLE X
                            MISCELLANEOUS PROVISIONS

    10.1 NOT TRANSFERABLE. Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed; provided, however, such rights or awards may be sold, pledged, assigned, or otherwise transferred (i) by will or the laws of descent and distribution, (ii) pursuant to a QDRO, or (iii) when authorized by the Committee, at any time and in its sole discretion, by gift of an Option by an Employee to a Permitted Transferee (as defined below) subject to the following terms and conditions: (a) an Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by domestic relations order or by will or the laws of descent and distribution; (b) any Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Option as applicable to the original holder (other than the ability to further transfer the Option); (c) the Employee and the Permitted Transferee shall execute any and all documents reasonably requested by the Committee, including without limitation documents to (i) confirm the status of the transferee as a Permitted Transferee, (ii) satisfy any requirements for exemption for the transfer under applicable federal and state securities laws, and (iii) evidence of the transfer; (d) the shares of Common Stock acquired by a Permitted Transferee through exercise of an Option have not been registered under the Securities Act of 1933, as amended, or any state securities act, and may not be transferred, nor will any assignee or transferee thereof be recognized as an owner of such shares of Common Stock for any purpose, unless a registration statement under the Securities Act of 1933, as amended, and any applicable state securities act with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the Company. As used in this Section 10.1, "Permitted Transferee" shall mean (i) one or more of the following family members of an Employee: spouse, former spouse, child (whether natural or adopted), stepchild, and any other lineal descendent of the Employee, (ii) a trust, partnership, or other entity established and existing for the sole benefit of, or under the sole control of, one or more of the above family members of the Employee, or (iii) any other transferee specifically approved by the Committee after taking into account any state or federal tax or securities laws applicable to transferable Options.

    No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

    During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO or a transfer authorized by the Committee in accordance with Section 10.1(iii). After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

    10.2 AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN. Except as otherwise provided in this Section 10.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

        (a) The expiration of ten years from the date the Plan is adopted by the Board; or

        (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 10.4.

    10.3 CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS.

        (a) Subject to Section 10.3(d), in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award, Performance Award, Stock Appreciation Right, Deferred Stock award or Stock Payment, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

            (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Performance Awards, Stock Appreciation Rights or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock (including, but not limited to, adjustments of the limitations in Section
       2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

            (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock; and

           (iii) the grant or exercise price with respect to any Option, Performance Award, Stock Appreciation Right or Stock Payment.

        (b) Subject to Sections 10.3(b)(vii) and 10.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

            (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the request of an Optionee, Restricted Stockholder or Grantee for either the purchase of any such Option, Performance Award, Stock Appreciation Right or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such Option, right or award or realization of the rights of the Optionee, Restricted Stockholder or Grantee had such Option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee in its sole discretion;

            (ii) In its sole and absolute discretion, the Committee may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

           (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option, Performance Award, Stock Appreciation Right or Stock Payment, or Restricted Stock or Deferred Stock;

            (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such Option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

            (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights or Stock Payments, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

            (vi) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.5 or forfeiture under Section 6.4 after such event; and

           (vii) In the event of any Corporate Transaction, each outstanding Option, Performance Award, Stock Appreciation Right, Stock Payment, Restricted Stock, or Deferred Stock award shall, immediately prior to the effective date of the Corporate Transaction, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights or fully vested, as applicable, and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding right shall not so accelerate if and to the extent: (i) such right is, in connection with the Corporate Transaction, either to be assumed by the successor or survivor corporation (or parent thereof) or to be replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation ( or parent thereof) or (ii) the acceleration of exercisability of such right is subject to other limitations imposed by the Committee at the time of grant. The determination of comparability of rights under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

        (c) Subject to Section 10.3(d) and 10.7, the Committee may, in its discretion, include such further provisions and limitations in any Option, Performance Award, Stock Appreciation Right, or Stock Payment, or Restricted Stock or Deferred Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

        (d) With respect to Incentive Stock Options and Options and Stock Appreciation Rights intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such Option or Stock Appreciation Right to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

    10.4 APPROVAL OF PLAN BY STOCKHOLDERS. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options, Performance Awards, Stock Appreciation Rights or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded prior to such stockholder approval, provided that such Options, Performance Awards, Stock Appreciation Rights or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Performance Awards, Stock Appreciation Rights or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be canceled and become null and void.

    10.5 TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right or Stock Payment. The Committee may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

    10.6 LOANS. The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Appreciation Right or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

    10.7 LIMITATIONS APPLICABLE TO SECTION 16 PERSONS AND PERFORMANCE-BASED COMPENSATION. Notwithstanding any other provision of this Plan, this Plan, and any Option, Performance Award, Stock Appreciation Right or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any addi-tional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Stock Appreciation Rights, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option or Stock Appreciation Right intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

    10.8 EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS. The adoption of this Plan shall not affect Options outstanding before the Board adopted this Plan or any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

    10.9 COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Appreciation Rights or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

    10.10 TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

    10.11 GOVERNING LAW. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                    *  *  *

    I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of BF Enterprises, Inc. on December 10, 1997.

    Executed on this 21st day of April , 1998.

              /s/ CAROL L. YOUNG

    ----------------------------------
                Secretary

                             BF ENTERPRISES, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Brian P. Burns and Daniel S. Mason, or either of them, with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of BF Enterprises, Inc. (the "Company") to be held on May 27, 1998, in Tampa, Florida, at 9:30 a.m., eastern daylight time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held on record by the undersigned on April 6, 1998, as directed below, and in their discretion upon such other matters as may come before the meeting.



                       (TO BE SIGNED ON REVERSE SIDE)








Please sign, date and return this proxy promptly in the enclosed envelope, which requires no postage.



                                                                  SEE REVERSE
                                                                  SIDE

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE. /X/

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED IN PROPOSAL 1.

                    FOR    WITHHELD   NOMINEES: Brian P. Burns, Daniel S. Mason,
                                                Ralph T. McElvenny, Jr.,
1.  ELECTION OF                                 Charles E.F. Millard and
    DIRECTORS       / /       / /               Paul Woodberry

For, except vote withheld from the following nominee(s):


--------------------------------------------------------------------------------


                                                        FOR   AGAINST   WITHHELD

                         2. Approval of the 1997        / /     / /       / /
                            Long-Term Incentive Plan

                        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.








SIGNATURE(S)_____________________________________________DATE _____________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.